EXHIBIT 10.4
                                    Exchange
                                    Agreement
                                     Page 1
                              Conversion Agreement

         This Conversion Agreement (the "Agreement") is made and entered into by and among IBX Group, Inc., a Florida corporation ("IBX"), and The Calvo Family Spendthrift Trust, a Florida trust (the "CFST"), IBX and CFST being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").

                                    Preamble:

         WHEREAS, the CFST desires to enter into arrangements to insure that it is not and will not become a "control person" of IBX, as such term is used for purposes of Item 401(d) of Regulation SB promulgated by the Commission; and

         WHEREAS, IBX desires to assure that such representation is and remains accurate:

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                    Article I
                                   Definitions

         The following terms or phrases, as used in this Agreement, shall have the following meanings:

(A)      Commission:                The United States Securities and Exchange
                                    Commission

(B)      Exchange Act               The Securities Exchange Act of 1934, as
                                    amended.

(C) Exchange Act Reports: Reports on Commission Forms 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that IBX would be required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

(D)      Exchange Exemption:        Securities Act Section 3(a)(9), Securities
                                    Exempted by Act, Subsubsection (9),
                                    Securities Exchanged with Security Holders.
                                    "Except as hereinafter expressly provided
                                    the provisions of this title shall not apply
                                    to any of the following classes of
                                    securities: ....(9) Except with respect to a
                                    security exchanged in a case under title 11
                                    of the United States Code, any security
                                    exchanged by the issuer with its existing
                                    security holders exclusively where no
                                    commission or other remuneration is paid or
                                    given directly or indirectly for soliciting
                                    such exchange ....

(D)      Florida Act                The Florida Securities and Investor
                                    Protection Act

(E)      Florida Exemption          Sec. 517.061, Florida Statutes, Exempt
                                    transactions. .... (6) Any transaction
                                    involving the distribution of the securities of an issuer exclusively among its own security holders, including any person who at the time of the transaction is a holder of any convertible security, any nontransferable warrant, or any transferable warrant which is exercisable within not more than 90 days of issuance when no commission or other remuneration is paid or given directly or indirectly in connection with the sale or distribution of such additional securities.

(F)      Securities Act             The Securities Act of 1933, as amended.

                                   Article II
                                    Exchange

(A) The CFST hereby exchanges 8,000,000 shares of IBX common stock, $0.001 par value (the "Exchanged Common Stock") for shares of IBX' Class A Non-Voting Convertible Preferred Stock, as more particularly described in the certificate of amendment annexed hereto and made a part hereof as exhibit II-A-1 (the "Preferred Stock" and the

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         "Certificate," respectively) in an amount equal to 1/100th the number of shares of Preferred Stock as the number of shares of Common Stock exchanged, as calculated in exhibit annexed II-A-2 hereto and made a part hereof (the "Exchange Calculation"). The CFST hereby exchanges all of the Class A and Class B Warrants to purchase shares of Common Stock for Class E and Class F Warrants to Purchase Preferred Stock (the "Exchanged Warrants"), as more particularly described in the forms of warrants annexed hereto and made a part hereof as exhibit II-A-2 and 3. The Exchanged Common Stock and the Exchanged Warrants are referred to as the "IBX Securities".

(B) The exchange is being effected without registration under the Securities Act or the Florida Act, based on the exemption from registration provided by the Exchange Exemption and the Florida Exemption.

(C) As a material inducement to IBX' consideration of the CFST's offer to effect the exchange, the CFST represents, warrants and covenants to IBX, as follows:

         (1) The CFST acknowledges that it has, based on its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for it in particular;

         (2) The CFST understands that the offer and issuance of IBX Securities is being made in reliance on the CFST's representation that it has reviewed IBX' Exchange Act Reports, and is familiar with the information disclosed therein, including that contained in exhibits filed with such reports.

         (3) The CFST is fully aware of the material risks associated with being an investor in IBX and confirms that it was previously informed that all documents, records and books pertaining to this investment have been available from IBX and that all documents, records and books pertaining to this transaction requested by it have been made available to it;

         (4) The CFST has had an opportunity to ask questions of and receive answers from the officers of IBX concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of IBX and related matters;

         (5) The CFST has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (1), (2), (3) and (4) hereof;

         (6) The CFST has represented to IBX that it has the general ability to bear the risks of the subject transaction and that it is a suitable investor for a private offering and the CFST hereby affirms the correctness of such information to IBX;

         (7)      The CFST acknowledges and is aware that:

                  (a) The IBX Securities are a speculative investment with no assurance that IBX will be successful, or if successful, that such success will result in payments to the CFST or to realization of capital gains by the CFST on disposition of the IBX Securities; and

                  (b) The IBX Securities to be issued to it has not been registered under the Securities Act or under any state securities laws, accordingly the CFST may have to hold such common stock and may not be able to liquidate, pledge, hypothecate, assign or transfer it;

         (8) The CFST has obtained its own opinion from its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the CFST or IBX in conjunction with this Agreement and the issuance of the IBX Securities in conjunction therewith, other than such actions as have already been taken in order to comply with the securities law requirements of the CFST's state of domicile, including the safe harbor provided in conjunction with compliance with the Florida Exemption; and

         (9)      (a)      The certificates for the Preferred Stock will bear
                           restrictive legends and IBX' transfer agent will be instructed not to transfer the subject securities unless they have been registered pursuant to Section
                           6 of the Securities Act or an opinion of counsel to the CFST satisfactory to legal counsel

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                           to IBX and IBX' president has been provided, to the
                           effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act, the Exchange Act and any applicable state or foreign laws.

                  (b) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 3(a)(9) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to IBX' satisfaction."

                                   Article III
                               General Provisions

3.1      Interpretation.

(A) When a reference is made in this Agreement to Schedules or Exhibits, such reference shall be to a Schedule or Exhibit to this Agreement unless otherwise indicated.

(B) The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

(C) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

3.2      Notice.

(A) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (1)      To IBX:

                                 IBX Group, Inc.
             350 Northwest 12 Avenue; Deerfield Beach, Florida 33442
                      Attention: Evan Brovenick, President
   Telephone (954) 426-5056, Fax (954)426-8680; and, e-mail evanb@primed1.com;

         (2)      the CFST:

                       The Calvo Family Spendthrift Trust
                1941 Southeast 51st Terrace; Ocala, Florida 34471
                       Attention: Cyndi N. Calvo, Trustee
               Telephone (352) 694-6661, Fax (352) 694-1325; and,
                         e-mail, cyndicalvo@hotmail.com;

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         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(B) At the request of any Party, notice will also be provided by overnight delivery, facsimile transmission or e-mail, provided that a transmission receipt is retained.

3.3      Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and the Reorganization and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5      Severability.

         If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6      Governing Law.

         This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Florida (other than those regulating Taxation and choice of law).

3.7      Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8      Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

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         (1)      (a)      First, the issue shall be submitted to mediation
                           before a mediation service in Broward County, Florida to be selected by lot from four alternatives to be provided, two by the CFST and two by IBX.

                  (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from four alternatives to be provided, two by the CFST and two by IBX.

         (3)      (a)      Expenses of mediation shall be borne equally by the
                           Parties, if successful.

                  (b) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (c) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

3.9      Benefit of Agreement.

         The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

3.10     Further Assurances.

         The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.11     Counterparts.

(A)      This Agreement may be executed in any number of counterparts.

(B) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission under the Exchange Act.

         In Witness Whereof, IBX and the CFST have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

IBX Group, Inc.                             The Calvo Family Spendthrift Trust
(A Florida corporation)                     (A Florida trust)



By:_________________________________        By:_________________________________
Evan Brovenick, President                   Cyndi N. Calvo, Trustee
Dated:   May 17, 2002                       Dated:   May 17, 2002

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